EXHIBIT 10.1
                      EMPLOYEE AND CONSULTANT SERVICES PLAN

         THIS EMPLOYEE AND CONSULTANT SERVICES PLAN ("Plan") is made effective as of the 14th day of April, 2001, by OAK TREE MEDICAL SYSTEMS, INC., a Delaware
corporation ("Company"), for various employees and consultants as designated by the Board ("Participants").

                                R E C I T A L S:

         Pursuant to a Special Meeting of the Board of Directors, the Company
wishes to grant, and the Employees and Consultants wish to receive as compensation for employment and consultation services to the Company, a total of
500,000 options to acquire shares of the common stock of the Company, all pursuant to the provisions set forth herein;

         NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars, premises, mutual promises, covenants, terms and conditions herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

         1.       Grant of Options. The Company hereby grants to the Employees and Consultants options to acquire shares of common stock (the "Shares") in the
Company.

         2.       Services. Employees and Consultants have been employed and/or engaged by the Company and the Company has received services and promises of additional services, none of which have been or will be in connection with the direct or indirect promotion or maintenance of the Company's market.

         3.       Compensation.  The Employees and Consultants agree the Options are valued at $0.19 each.

         4.       Registration or Exemption.  Notwithstanding anything to the contrary contained herein, the Shares underlying the Options may not be issued unless the Shares are registered pursuant to the Securities Act of 1933, as amended ("Act").

         5.       Delivery of Shares.  The Company shall deliver, subject to the terms and conditions of this Plan, to each Employee and Consultant, as soon as practicable, a Certificate representing the Shares.  Each Employee and
Consultant agrees to be bound by the terms and conditions under the Plan by accepting delivery of the Shares and any other terms individually agreed to in writing by the parties.

         6.       Company's Rights.  The existence of the Shares and/or this
Plan shall not affect in any way the rights of the Company to conduct its business.

         7.       Disclosure. Each Employee and Consultant agrees to having read and fully considered the disclosures under Exhibit "A" attached hereto and incorporated herein by reference.

         8.       Amendments.  This Plan may not be amended unless written by consent of Board.

         9.       Governing Law.  This Plan shall be governed by the laws of the
State of Florida, and the sole venue for any action arising hereunder shall be
Broward County, Florida.

         10.      Binding Effect.  This Plan shall be binding upon and for the benefit of the parties hereto and their respective heirs, permitted successors, assigns and/or delegates.

         11.      Captions.  The captions herein are for convenience and shall not control the interpretation of this Plan.

         12.      Cooperation.  The parties agree to execute such reasonable necessary documents upon advice of legal counsel in order to carry out the intent and purpose of this Plan as set forth herein above.

         13.      Gender and Number.  Unless the context otherwise requires, references in this Plan in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

         14.      Severability.   In the event any one or more of the provisions
of this Plan shall be deemed unenforceable by any Court of competent jurisdiction for any reason whatsoever, this Plan shall be construed as if such unenforceable provision had never been contained herein.

        By Order of the Board of Directors this 14th day of April, 2001.

                                   EXHIBIT "A"

Plan Information

A.       General Plan Information

         1.       The title of the Plan is: Employee and Consultant Services
Plan ("Plan") and the name of the registrant whose securities are to be offered pursuant to the Plan is Oak Tree Medical Systems, Inc. ("Company").

         2.       The general nature and purpose of the Plan is to grant
Consultants a total of 500,000 options to acquire shares of the common stock of the Company as compensation for employment and consultation services which were rendered and are to be rendered in the future to the Company.

         3.       To the best of Company's knowledge, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

         4.       The Company shall act as Plan Administrator.  The Company's address and telephone number are: 375 Passaic Avenue, Fairfield, New Jersey
07004; (973) 439-1911. The Company, as administrator of the Plan, will merely issue to the Employees and Consultants shares of common stock pursuant to the terms of the Plan.

B.       Securities to be Offered.  Pursuant to the terms of the Plan, 500,000 options underlying the shares of the Company's common stock will be offered.

C.       Employees and Consultants Who May Participate in the Plan.  Employees
and Consultants are the participants in this Plan.  Employees and Consultants are eligible to receive the securities provided the securities have been registered or are exempt from registration under the Securities Act of 1933, as amended (the "Act").

D.       Purchase of Securities Pursuant to the Plan.   The Company shall issue
and deliver the underlying securities to Employees and Consultants as soon as practicable.

E.       Resale Restrictions.  Employees and Consultants, after receipt of the
Shares, may assign, sell, convey or otherwise transfer the securities received, subject to the requirements of the Act.

F.       Tax Effects of Plan Participation.  The Employee and Consultant
Services Plan is not qualified under Sec. 401 of the Internal Revenue Code of
1986, as amended.

G.       Investment of Funds.  Not applicable

H.       Withdrawal from the Plan; Assignment of Interest.  Withdrawal or termination as to the Plan may occur upon mutual written consent of the parties.
Employees and Consultants have the right to assign or hypothecate their respective interests in the Plan subject to Plan provisions.

I.       Forfeitures and Penalties.  Not applicable

J.       Charges and Deductions and Liens Therefore.  Not applicable

Registrant Information and Employee Plan Annual Information.

         Registrant, upon oral or written request by Employees or Consultants, shall provide, without charge, the documents incorporated by reference in Part
II, Item 3 of Company's Form S_8 Registration Statement for the securities as well as any other documents required to be delivered pursuant to SEC Rule 428(b)
(17 CFR Section 230.428(b)).  All requests are to be directed to the Company at the address provided in paragraph A.4. above.